UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2023

MEDAVAIL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36533	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
4720 East Cotton Gin Loop, Suite 220,
Phoenix, Arizona
85040
(Address of principal executive offices)
+1 (905) 812-0023
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDVL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 19, 2023, MedAvail Holdings, Inc. (the “Company”) reaffirmed guidance and announced certain preliminary estimates of selected financial results for 2022. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05. Costs Associated with Exit or Disposal Activities.

Exit of Pharmacy Services and SpotRx

On January 19, 2023, the Company announced its plan to exit its pharmacy services business (the “Pharmacy Services Business”) to focus on the Company’s pharmacy technology business (the “Pharmacy Technology Business”). In connection with its exit from the Pharmacy Services Business, the company has hired a broker and is in active negotiations regarding the sale of the related pharmacy assets. The Company’s business following the exit from the Pharmacy Services Business will consist solely of its Pharmacy Technology Business. In connection with the restructuring, the Company is also evaluating multiple financing options, including with existing investors.

Reduction in Force

On January 18, 2023, and in connection with the Company's exit from the Pharmacy Services Business to focus on the Pharmacy Technology Business, the Company initiated a reduction in force (the “Reduction”), in which approximately 75% of the Company’s full-time employees were immediately terminated, effective January 18, 2023, which is the date on which the Company notified such employees of their termination. The employees that were subject to the Reduction were employees of the Company’s the Pharmacy Services Business. The purpose of the Reduction is to preserve capital with the goal of maximizing the opportunity available to the Company to pursue its Pharmacy Technology Business.

The actions that are being undertaken by the Company in connection with the Reduction are expected to result in annualized operating expense savings of $35 million to $37 million compared to the full year 2022. The Company may incur additional expenses not currently contemplated due to events associated with the Reduction. The changes that the Company expects to incur in connection with the Reduction are estimates and subject to a number of assumptions, and actual results may differ materially.

This Item 2.05 contains forward-looking statements that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward looking statements are statements that are not historical facts. Words such as “expects,” “believes,” “will,” “may,” “anticipates,” “intends,” “plans,” “estimates,” “seek,” “predict,” “project,” “potential” or the negatives of these terms or variations of them or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding MedAvail's business strategy and market opportunity; financial guidance and preliminary estimates of selected financial results for 2022, potential future revenue and cost savings projections, including restructuring and reorganization costs, and expectations for sales, growth and profitability; customer demand and expansion plans; margin, utilization and cost reduction improvements; and customer partnerships; and the consummation of potential strategic divestitures and potential financing transactions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to risks related to our ability to successfully achieve the benefits of a pharmacy technology only business and the efficiencies related to a restructuring and reorganization, and risks relating to our ability to successfully consummate and potential strategic, financing and restructuring transactions, as well as other risks discussed under the heading "Risk Factors" in MedAvail’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (“SEC”) on March 29, 2022, MedAvail’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 10, 2022, and other filings MedAvail makes with the SEC in the future. Additional information is also set forth in MedAvail’s Annual Report on Form 10-K for the year ended December 31, 2021, MedAvail’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and other filings MedAvail makes with the SEC in the future. Any preliminary estimates regarding selected 2022 financial results are further subject to the completion of management’s and the audit committee’s final reviews and MedAvail’s other financial closing procedures and are therefore subject to change. You should not place undue reliance on such preliminary information and estimates because they may prove to be materially inaccurate. While the Company believes that such preliminary information and estimates are based on reasonable assumptions, actual results may vary, and such variations may be material. The Company does not assume any obligation to update any forward-looking statement, except as required by law.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated January 19, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAVAIL HOLDINGS, INC.

Date: January 19, 2023	By:	/s/ Ramona Seabaugh
Ramona Seabaugh Chief Financial Officer